Exhibit 10.1

January 25, 2006

Hercules Offshore, Inc.

11 Greenway Plaza, Suite 2950

Houston, TX 77046

Re:	Consent, Release, Waiver and Amendment (“Amendment”) under the Hercules Offshore, LLC Credit Agreement dated June 29, 2005 (as amended, the “Credit Agreement”) by and among Hercules Offshore, Inc., f/k/a Hercules Offshore, LLC (“Borrower”), Comerica Bank and such other financial institutions which are or may from time to time become parties to the Credit Agreement (the “Lenders”), and Comerica Bank in its capacity as Administrative Agent for the Lenders (“Agent”).

Ladies and Gentlemen:

Reference is made to the Credit Agreement. Except as specifically defined to the contrary herein, capitalized terms used in this Amendment shall have the meanings given them in the Credit Agreement. This Amendment shall not become effective unless and until countersigned by the Borrower and returned to the Agent.

You have requested, in connection with your formation of Hercules International Holdings, Ltd., a Cayman Islands company one hundred percent (100%) owned by the Borrower (“Cayman Holdings”) and Hercules International Asset Company, Ltd., a Cayman Islands company one hundred percent (100%) owned by Cayman Holdings (“Cayman Newco”), that the requisite Lenders consent to: (i) the release of the First Naval Ship Mortgage dated as of December 30, 2005 by Cayman Newco in favor of Agent on Rig 16, a vessel duly documented under the laws and flag of the Republic of Panama with Patent of Navigation No. 19979-PEXT-9 (“Rig 16 Mortgage”), (ii) the release of the First Naval Ship Mortgage dated as of December 30, 2005 by Cayman Newco in favor of Agent on Rig 31, a vessel duly documented under the laws and flag of the Republic of Panama with Patent of Navigation No. 29392-PEXT-3 (“Rig 31 Mortgage”), (iii) the release and termination of that certain Guaranty and Pledge Agreement dated as of December 30, 2005 between Cayman Holdings and Agent (“Holdings Pledge and Guaranty Agreement”), (iv) the release and termination of that certain Guaranty and Pledge Agreement dated as of December 30, 2005 between Cayman Newco and Agent (“Newco Pledge and Guaranty Agreement”), (v) the release and termination of that certain Security Agreement dated December 30, 2005 between Cayman Newco and Agent (“Newco Security Agreement”), (vi) the release and termination of that certain Security Agreement dated December 30, 2005 between Cayman Holdings and Agent (“Holdings Security Agreement”) (vii) the investment and advance by Borrower of Ten Million Dollars ($10,000,000) in cash to the capital of Cayman Holdings in exchange for 999 shares of the equity of Cayman Holdings (the “Initial Investment”), (viii) the investment and indebtedness evidenced by that certain Promissory Note dated December 30, 2005 by Cayman Holdings in favor of Borrower, in the original principal amount of Thirty-Two Million and 00/100 ($32,000,000) (the “Intercompany Loan”), (ix) the

investment and advance by Borrower of up to Twenty Million Dollars ($20,000,000) in cash to Cayman Holdings and/or Cayman Newco, and any indebtedness resulting therefrom (the “Future Investment” and, together with the Intercompany Loan and the Initial Investment, collectively, the “Cayman Investment”), (x) the release of thirty-five percent (35%) of the Equity Interests of Cayman Holdings pledged by Borrower to Agent (the “Foreign Equity Release”), and (xi) the permanent waiver of certain requirements under Section 8.12 with respect to Cayman Holdings and Cayman Newco.

Based upon the approval of the requisite Lenders attached hereto the Agent hereby: (i) consents to the Cayman Investment, (ii) releases and terminates the Rig 16 Mortgage, the Rig 31 Mortgage, the Holdings Security Agreement, Newco Security Agreement, Newco Pledge and Guaranty Agreement, and Holdings Pledge and Guaranty Agreement (collectively, the “Releases”), (iii) consents to the Foreign Equity Release, and (iv) agrees to execute the Release of First Naval Mortgage on Rig 16 attached hereto as Exhibit A and the Release of First Naval Mortgage on Rig 31 attached hereto as Exhibit B and such other documents and discharges as are necessary to effectuate the Releases and the Foreign Equity Release, if any, (the “Discharges”) concurrently with the execution of this Amendment by the Borrower.

Furthermore, based on the approval of the requisite Lenders attached hereto, the Agent hereby waives the delivery of documents and certain other requirements under Section 8.12 of the Credit Agreement, as follows (“Waivers”):

(a)	for all Foreign Subsidiaries, the Guaranty under Section 8.12(a)(i); provided, however, that such Foreign Subsidiary may, at its option, deliver a Guaranty, and provided further that Investments, other than the Cayman Investment, in any Foreign Subsidiary under Section 9.05 of the Credit Agreement or otherwise shall not exceed $25,000,000 during the term of the Agreement

(b)	for all Foreign Subsidiaries whose Equity Interests are not held by the Borrower or a Domestic Subsidiary of the Borrower, the pledge of all of the Equity Interests of such Foreign Subsidiary under Section 8.12(a)(ii), provided, however, that for all Foreign Subsidiaries whose Equity Interests are held by the Borrower or a Domestic Subsidiary of the Borrower, a pledge of sixty-five percent (65%) of the Equity Interests of such Foreign Subsidiary (determined on the basis of the combined voting power of all classes of such Equity Interests entitled to vote) shall be required, and the existing Security Instruments shall be revised accordingly;

(c)	for all Foreign Subsidiaries, the Security Agreement and financing statements under Section 8.12(a)(iii) and the requirements under Section 8.12(a)(iv); and

(d)	for all Foreign Subsidiaries, the requirements under Section 8.12(b) of the Credit Agreement.

This Amendment shall become effective (according to the terms hereof) on the date (the “Effective Date”) that the following conditions have been fully satisfied by the Borrower (the “Conditions”):

1. Agent shall have received via facsimile (followed by the prompt delivery of original signatures) counterpart originals of this Amendment, in each case duly executed and delivered by the Agent, the Borrower and the requisite Lenders;

2. Borrower shall have paid to Agent all interest, fees and other amounts, if any, owed to the Agent and the Lenders and accrued and then owing on or before the Effective Date; and

3. Borrower shall have endorsed, assigned and delivered the original promissory note(s) evidencing the Intercompany Loan to Agent.

The facsimile or other electronically transmitted copy of this letter is to be treated the same as an originally executed copy of this letter.

This letter agreement may be executed in counterparts, each of which shall be deemed to constitute an original document.

The Borrower ratifies and confirms, as of the date hereof after giving effect to this Amendment each of the representations and warranties set forth in Sections 7.1 through 7.22, inclusive, of the Credit Agreement.

This Amendment is limited to the specific matters described above and shall not be deemed to be a waiver, consent to or agreement to release any other matter, including without limitation any failure to comply with any provision of the Credit Agreement or any other Loan Document, or to apply to any other financial covenant or any other reporting period, or to amend or alter in any respect the term and conditions of the Credit Agreement (including without limitation all conditions and requirements for Borrowings and all indemnification obligations of the Borrower and as set forth in the Credit Agreement), the Notes or any of the other Loan Documents, or to constitute a waiver or release by the Lenders or the Agent of any right, remedy, Default or Event of Default under the Credit Agreement or any other Loan Documents, except, in each case, as specifically set forth above. Nor shall this Amendment affect in any manner whatsoever any rights or remedies of the Lenders with respect to any other non-compliance by the Borrower or any Subsidiary with the Credit Agreement or the other Loan Documents (including without limitation any non-disclosure), whether in the nature of a Default or an Event of Default, and whether now in existence or subsequently arising.

By signing and returning a counterpart of this letter to the Agent, the Borrower acknowledges acceptance of the terms of this letter. This Amendment shall not become effective unless and until countersigned by the Borrower and returned to the Agent (via facsimile at (281) 565-3750 or electronic pdf file to Mona_Foch@comerica.com; Attn: Mona Foch).

(Signatures appear on the following pages)

Very truly yours,

COMERICA BANK

By:	/S/ MONA M. FOCH
Mona M. Foch
Its:	Senior Vice President - Texas Division

AGREED TO AND ACCEPTED BY:

Hercules Offshore, Inc.

By:	/s/ STEVEN A. MANZ
Its:	CFO

Dated: January 17, 2006

AUTHORIZATION OF AMENDMENT

The undersigned Lender hereby consents to the Investment, Intercompany Loan, the Releases and the Waivers and amendments as specified above and authorizes the Agent to issue the foregoing Amendment and to execute and deliver the Discharges, subject to the foregoing terms and conditions.

Comerica Bank
[Lender]

By:	/S/ MONA M. FOCH
Name:	Mona M. Foch
Senior Vice President - Texas Division

Date:

AUTHORIZATION OF AMENDMENT

The undersigned Lender hereby consents to the Investment, Intercompany Loan, the Releases and the Waivers and amendments as specified above and authorizes the Agent to issue the foregoing Amendment and to execute and deliver the Discharges, subject to the foregoing terms and conditions.

Citibank, N.A
[Lender]

By:	/s/ DAVID GRABER
Name:

Date:	1/12/06

AUTHORIZATION OF AMENDMENT

The undersigned Lender hereby consents to the Investment, Intercompany Loan, the Releases and the Waivers and amendments as specified above and authorizes the Agent to issue the foregoing Amendment and to execute and deliver the Discharges, subject to the foregoing terms and conditions.

LATITUDE CLO I

By:	/s/ CHAUNCEY LUFKIN
Name:

Date:	1/10/06

AUTHORIZATION OF AMENDMENT

The undersigned Lender hereby consents to the Investment, Intercompany Loan, the Releases and the Waivers and amendments as specified above and authorizes the Agent to issue the foregoing Amendment and to execute and deliver the Discharges, subject to the foregoing terms and conditions.

OLYMPIC CLO I
[Lender]

By:	/S/ JOHN M. CASPARIAN
John M. Casparian
Chief Operating Officer
Centre Pacific, Manager

Date:	January 9, 2006

AUTHORIZATION OF AMENDMENT

The undersigned Lender hereby consents to the Investment, Intercompany Loan, the Releases and the Waivers and amendments as specified above and authorizes the Agent to issue the foregoing Amendment and to execute and deliver the Discharges, subject to the foregoing terms and conditions.

WHITNEY CLO I
[Lender]

By:	/S/ JOHN M. CASPARIAN
John M. Casparian
Chief Operating Officer
Centre Pacific, Manager

Date:	January 9, 2006

AUTHORIZATION OF AMENDMENT

The undersigned Lender hereby consents to the Investment, Intercompany Loan, the Releases and the Waivers and amendments as specified above and authorizes the Agent to issue the foregoing Amendment and to execute and deliver the Discharges, subject to the foregoing terms and conditions.

SIERRA CLO I
[Lender]

By:	/S/ JOHN M. CASPARIAN
John M. Casparian
Chief Operating Officer
Centre Pacific, Manager

Date:	January 9, 2006

AUTHORIZATION OF AMENDMENT

The undersigned Lender hereby consents to the Investment, Intercompany Loan, the Releases and the Waivers and amendments as specified above and authorizes the Agent to issue the foregoing Amendment and to execute and deliver the Discharges, subject to the foregoing terms and conditions.

GREYROCK CDO LTD.
[Lender]

By:	/S/ ANGELA BOZORGMIR
Name:	Angela Bozorgmir

Date:	January 12, 2006

AUTHORIZATION OF AMENDMENT

The undersigned Lender hereby consents to the Investment, Intercompany Loan, the Releases and the Waivers and amendments as specified above and authorizes the Agent to issue the foregoing Amendment and to execute and deliver the Discharges, subject to the foregoing terms and conditions.

Amegy Bank National Association
[Lender]

By:	/S/ C. ROSS BARTLEY
Name:	C. Ross Bartley

Date:	January 10, 2006

AUTHORIZATION OF AMENDMENT

The undersigned Lender hereby consents to the Investment, Intercompany Loan, the Releases and the Waivers and amendments as specified above and authorizes the Agent to issue the foregoing Amendment and to execute and deliver the Discharges, subject to the foregoing terms and conditions.

Hibernia National Bank
[Lender]

By:	/s/ JOHN CASTELLANO
Name:

Date:	1/10/2006

AUTHORIZATION OF AMENDMENT

The undersigned Lender hereby consents to the Investment, Intercompany Loan, the Releases and the Waivers and amendments as specified above and authorizes the Agent to issue the foregoing Amendment and to execute and deliver the Discharges, subject to the foregoing terms and conditions.

ORIX FINANCE CORP.
[Lender]

By:	/s/ CHRISTOPHER L. SMITH
Name:	Christopher L. Smith
Authorized Representative

Date:	January 10, 2006

AUTHORIZATION OF AMENDMENT

The undersigned Lender hereby consents to the Investment, Intercompany Loan, the Releases and the Waivers and amendments as specified above and authorizes the Agent to issue the foregoing Amendment and to execute and deliver the Discharges, subject to the foregoing terms and conditions.

Mt. Wilson CLO, Ltd.
[Lender]

By:	/s/ TIMOTHY SETTEL
Name:

Date:	1/11/2006

AUTHORIZATION OF AMENDMENT

The undersigned Lender hereby consents to the Investment, Intercompany Loan, the Releases and the Waivers and amendments as specified above and authorizes the Agent to issue the foregoing Amendment and to execute and deliver the Discharges, subject to the foregoing terms and conditions.

Western Asset Floating Rate High Income Fund LLC
[Lender]

By:	/s/ TIMOTHY SETTEL
Name:

Date:	1/11/2006

AUTHORIZATION OF AMENDMENT

The undersigned Lender hereby consents to the Investment, Intercompany Loan, the Releases and the Waivers and amendments as specified above and authorizes the Agent to issue the foregoing Amendment and to execute and deliver the Discharges, subject to the foregoing terms and conditions.

KKR Financial CLO 2005-1, Ltd.:
[Lender]

By:	/s/ MICHELLE L. KEITH
Name:	Michelle L. Keith

Date:	January 11, 2006

AUTHORIZATION OF AMENDMENT

The undersigned Lender hereby consents to the Investment, Intercompany Loan, the Releases and the Waivers and amendments as specified above and authorizes the Agent to issue the foregoing Amendment and to execute and deliver the Discharges, subject to the foregoing terms and conditions.

US Bank Loan Fund (M) Master Trust
[Lender]

By:	/s/ WILLIAM G. LEMBERG
Name:	William G. Lemberg
Vice President

Date:	1/11/2006

AUTHORIZATION OF AMENDMENT

The undersigned Lender hereby consents to the Investment, Intercompany Loan, the Releases and the Waivers and amendments as specified above and authorizes the Agent to issue the foregoing Amendment and to execute and deliver the Discharges, subject to the foregoing terms and conditions.

OWS CLO I Ltd.
[Lender]

By:	/s/ WILLIAM G. LEMBERG
Name:	William G. Lemberg
Vice President

Date:	1/11/2006

AUTHORIZATION OF AMENDMENT

The undersigned Lender hereby consents to the Investment, Intercompany Loan, the Releases and the Waivers and amendments as specified above and authorizes the Agent to issue the foregoing Amendment and to execute and deliver the Discharges, subject to the foregoing terms and conditions.

Atlas Loan Funding 2, LLC
By: Atlas Capital Funding, Ltd.
By: Structured Asset Investors, LLC
Its Investment Manager

By:	/s/ BRYAN P. MCGRATH
Name:	Bryan P. McGrath
Vice President

Date:

AUTHORIZATION OF AMENDMENT

The undersigned Lender hereby consents to the Investment, Intercompany Loan, the Releases and the Waivers and amendments as specified above and authorizes the Agent to issue the foregoing Amendment and to execute and deliver the Discharges, subject to the foregoing terms and conditions.

WB Loan Funding 4, LLC

By:	/s/ DIANA M. HIMES
Name:	Diana M. Himes
Associate

Date:

AUTHORIZATION OF AMENDMENT

The undersigned Lender hereby consents to the Investment, Intercompany Loan, the Releases and the Waivers and amendments as specified above and authorizes the Agent to issue the foregoing Amendment and to execute and deliver the Discharges, subject to the foregoing terms and conditions.

TORONTO DOMINION (NEW YORK) LLC

By:	/s/ MASOOD FIKREE
Name:	Masood Fikree

Date:	January 12, 2006

AUTHORIZATION OF AMENDMENT

The undersigned Lender hereby consents to the Investment, Intercompany Loan, the Releases and the Waivers and amendments as specified above and authorizes the Agent to issue the foregoing Amendment and to execute and deliver the Discharges, subject to the foregoing terms and conditions.

Vista Leveraged Income Fund
[Lender]

By its investment advisor, MJX Asset Management, LLC.

By:	/s/ KEN OSTMANN
Name:	Ken Ostmann

Date:	1/12/2006

AUTHORIZATION OF AMENDMENT

The undersigned Lender hereby consents to the Investment, Intercompany Loan, the Releases and the Waivers and amendments as specified above and authorizes the Agent to issue the foregoing Amendment and to execute and deliver the Discharges, subject to the foregoing terms and conditions.

Venture V CDO Limited
[Lender]

By its investment advisor, MJX Asset Management, LLC.

By:	/s/ KEN OSTMANN
Name:	Ken Ostmann

Date:	01/12/2006

AUTHORIZATION OF AMENDMENT

The undersigned Lender hereby consents to the Investment, Intercompany Loan, the Releases and the Waivers and amendments as specified above and authorizes the Agent to issue the foregoing Amendment and to execute and deliver the Discharges, subject to the foregoing terms and conditions.

Venture IV CDO Limited
[Lender]

By its investment advisor, MJX Asset Management, LLC.

By:	/s/ KEN OSTMANN
Name:	Ken Ostmann

Date:	01/12/2006

AUTHORIZATION OF AMENDMENT

The undersigned Lender hereby consents to the Investment, Intercompany Loan, the Releases and the Waivers and amendments as specified above and authorizes the Agent to issue the foregoing Amendment and to execute and deliver the Discharges, subject to the foregoing terms and conditions.

Venture II CDO 2002 Limited
[Lender]

By its investment advisor, MJX Asset Management, LLC.

By:	/s/ KEN OSTMANN
Name:	Ken Ostmann

Date:	01/12/2006

AUTHORIZATION OF AMENDMENT

The undersigned Lender hereby consents to the Investment, Intercompany Loan, the Releases and the Waivers and amendments as specified above and authorizes the Agent to issue the foregoing Amendment and to execute and deliver the Discharges, subject to the foregoing terms and conditions.

Venture CDO 2002 Limited
[Lender]

By its investment advisor, MJX Asset Management, LLC.

By:	/s/ KEN OSTMANN
Name:	Ken Ostmann

Date:	01/12/2006

AUTHORIZATION OF AMENDMENT

The undersigned Lender hereby consents to the Investment, Intercompany Loan, the Releases and the Waivers and amendments as specified above and authorizes the Agent to issue the foregoing Amendment and to execute and deliver the Discharges, subject to the foregoing terms and conditions.

The CIT Group/Equipment Financing, Inc.
[Lender]

By:	/s/ WILLIAM E. SARVER/AGENT
Name:	William E. Sarver

Date:	January 12, 2006

AUTHORIZATION OF AMENDMENT

The undersigned Lender hereby consents to the Investment, Intercompany Loan, the Releases and the Waivers and amendments as specified above and authorizes the Agent to issue the foregoing Amendment and to execute and deliver the Discharges, subject to the foregoing terms and conditions.

Dresdner Bank AG, New York and Grand Cayman Branches
[Lender]

By:	/s/ BRIAN SCHNEIDER	/s/ DANIEL CONLON
Name:	Brian Schneider	Daniel Conlon
	Vice President	Director

Date:	1/12/2006

AUTHORIZATION OF AMENDMENT

The undersigned Lender hereby consents to the Investment, Intercompany Loan, the Releases and the Waivers and amendments as specified above and authorizes the Agent to issue the foregoing Amendment and to execute and deliver the Discharges, subject to the foregoing terms and conditions.

CANADIAN IMPERIAL BANK OF COMMERCE

By:	/s/ JOHN O’DOWD
Name:	John O’Dowd
Authorized Signatory:

By:	/s/ SHIRA ASCHKENASY
Name:	Shira Aschkenasy
Authorized Signatory:

Date:	1/12/2006

AUTHORIZATION OF AMENDMENT

The undersigned Lender hereby consents to the Investment, Intercompany Loan, the Releases and the Waivers and amendments as specified above and authorizes the Agent to issue the foregoing Amendment and to execute and deliver the Discharges, subject to the foregoing terms and conditions.

RIVIERA FUNDING LLC

By:	/s/ M. CRISTINA HIGGINS
Name:	M. Cristina Higgins

Date:	January 12, 2006

AUTHORIZATION OF AMENDMENT

The undersigned Lender hereby consents to the Investment, Intercompany Loan, the Releases and the Waivers and amendments as specified above and authorizes the Agent to issue the foregoing Amendment and to execute and deliver the Discharges, subject to the foregoing terms and conditions.

PPM SPYGLASS FUNDING TRUST

By:	/s/ M. CRISTINA HIGGINS
Name:	M. Cristina Higgins

Date:	January 12, 2006

AUTHORIZATION OF AMENDMENT

The undersigned Lender hereby consents to the Investment, Intercompany Loan, the Releases and the Waivers and amendments as specified above and authorizes the Agent to issue the foregoing Amendment and to execute and deliver the Discharges, subject to the foregoing terms and conditions.

PPM SHADOW CREEK FUNDING LLC

By:	/s/ M. CRISTINA HIGGINS
Name:	M. Cristina Higgins

Date:	January 12, 2006

AUTHORIZATION OF AMENDMENT

The undersigned Lender hereby consents to the Investment, Intercompany Loan, the Releases and the Waivers and amendments as specified above and authorizes the Agent to issue the foregoing Amendment and to execute and deliver the Discharges, subject to the foregoing terms and conditions.

PPM MONARCH BAY FUNDING LLC

By:	/s/ M. CRISTINA HIGGINS
Name:	M. Cristina Higgins

Date:	January 12, 2006

AUTHORIZATION OF AMENDMENT

The undersigned Lender hereby consents to the Investment, Intercompany Loan, the Releases and the Waivers and amendments as specified above and authorizes the Agent to issue the foregoing Amendment and to execute and deliver the Discharges, subject to the foregoing terms and conditions.

Ares X CLO Ltd.

By:	Ares CLO Management X, L.P.,
Investment Manager

By:	Ares CLO GP X, LLC,
Its General Partner

By:	/s/ SETH J. BRUFSKY
Name:	Seth J. Brufsky
Title:	Vice President

Date:	1/12/05

AUTHORIZATION OF AMENDMENT

The undersigned Lender hereby consents to the Investment, Intercompany Loan, the Releases and the Waivers and amendments as specified above and authorizes the Agent to issue the foregoing Amendment and to execute and deliver the Discharges, subject to the foregoing terms and conditions.

Ares IX CLO Ltd.

By:	Ares CLO Management IX, L.P.,
Investment Manager

By:	Ares CLO GP IX, LLC,
Its General Partner

By:	/s/ SETH J. BRUFSKY
Name:	Seth J. Brufsky
Title:	Vice President

Date:	1/12/05

AUTHORIZATION OF AMENDMENT

The undersigned Lender hereby consents to the Investment, Intercompany Loan, the Releases and the Waivers and amendments as specified above and authorizes the Agent to issue the foregoing Amendment and to execute and deliver the Discharges, subject to the foregoing terms and conditions.

Ares V CLO Ltd.

By:	Ares CLO Management V, L.P.,
Investment Manager

By:	Ares CLO GP V, LLC,
Its Managing Member

By:	/s/ SETH J. BRUFSKY
Name:	Seth J. Brufsky
Title:	Vice President

Date:	1/12/05

AUTHORIZATION OF AMENDMENT

The undersigned Lender hereby consents to the Investment, Intercompany Loan, the Releases and the Waivers and amendments as specified above and authorizes the Agent to issue the foregoing Amendment and to execute and deliver the Discharges, subject to the foregoing terms and conditions.

Ares IV CLO Ltd.

By:	Ares CLO Management IV, L.P.,
Investment Manager

By:	Ares CLO GP IV, LLC,
Its Managing Member

By:	/s/ SETH J. BRUFSKY
Name:	Seth J. Brufsky
Title:	Vice President

Date:	1/12/05

AUTHORIZATION OF AMENDMENT

The undersigned Lender hereby consents to the Investment, Intercompany Loan, the Releases and the Waivers and amendments as specified above and authorizes the Agent to issue the foregoing Amendment and to execute and deliver the Discharges, subject to the foregoing terms and conditions.

ARES ENHANCED LOAN INVESTMENT STRATEGY II, LTD.

By:	Ares Enhanced Loan Management II, L.P.,
Investment Manager

By:	Ares Enhanced Loan GP II, LLC
Its General Partner

By:	/s/ SETH J. BRUFSKY
Name:	Seth J. Brufsky
Title:	Vice President

Date:	1/12/05

AUTHORIZATION OF AMENDMENT

The undersigned Lender hereby consents to the Investment, Intercompany Loan, the Releases and the Waivers and amendments as specified above and authorizes the Agent to issue the foregoing Amendment and to execute and deliver the Discharges, subject to the foregoing terms and conditions.

ARES ENHANCED LOAN INVESTMENT STRATEGY , LTD.

By:	Ares Enhanced Loan Management , L.P.,
Investment Manager

By:	Ares Enhanced Loan GP , LLC
Its General Partner

By:	/s/ SETH J. BRUFSKY
Name:	Seth J. Brufsky
Title:	Vice President

Date:	1/12/05

AUTHORIZATION OF AMENDMENT

The undersigned Lender hereby consents to the Investment, Intercompany Loan, the Releases and the Waivers and amendments as specified above and authorizes the Agent to issue the foregoing Amendment and to execute and deliver the Discharges, subject to the foregoing terms and conditions.

Cambria Institutional Loan Fund
[Lender]

By:	/s/ OLIVIER A. TABOURET
Name:	Olivier A. Tabouret

Date:	1-12-06

AUTHORIZATION OF AMENDMENT

The undersigned Lender hereby consents to the Investment, Intercompany Loan, the Releases and the Waivers and amendments as specified above and authorizes the Agent to issue the foregoing Amendment and to execute and deliver the Discharges, subject to the foregoing terms and conditions.

Halcyon Structured Asset Management CLO I, Ltd
[Lender]

By:	/s/ MATTHEW MASSIER
Name:	Matthew Massier
As Attorney in Fact

Date:	1-6-06

AUTHORIZATION OF AMENDMENT

The undersigned Lender hereby consents to the Investment, Intercompany Loan, the Releases and the Waivers and amendments as specified above and authorizes the Agent to issue the foregoing Amendment and to execute and deliver the Discharges, subject to the foregoing terms and conditions.

Katonah VII CLO Ltd.
[Lender]

By:	/s/ DANIEL GILLIGAN
Name:	DANIEL GILLIGAN
Authorized Officer
Katonah Debt Advisors, L.L.C. As Manager

Date:	12 Jan 2006

AUTHORIZATION OF AMENDMENT

The undersigned Lender hereby consents to the Investment, Intercompany Loan, the Releases and the Waivers and amendments as specified above and authorizes the Agent to issue the foregoing Amendment and to execute and deliver the Discharges, subject to the foregoing terms and conditions.

Oppenheimer Senior Floating Rate Fund
[Lender]

By:	/s/ LISA ONAIREE
Name:	Lisa Onairee
AVP

Date:	1/12/06

AUTHORIZATION OF AMENDMENT

The undersigned Lender hereby consents to the Investment, Intercompany Loan, the Releases and the Waivers and amendments as specified above and authorizes the Agent to issue the foregoing Amendment and to execute and deliver the Discharges, subject to the foregoing terms and conditions.

LFC2 Loan Funding LLC, for itself or as agent for LFC2 CFPI Loan Funding LLC.
[Lender]

By:	/s/ MIKUS N. KINS
Name:	Mikus N. Kins
Attorney-in-fact

Date:	__________________________

AUTHORIZATION OF AMENDMENT

The undersigned Lender hereby consents to the Investment, Intercompany Loan, the Releases and the Waivers and amendments as specified above and authorizes the Agent to issue the foregoing Amendment and to execute and deliver the Discharges, subject to the foregoing terms and conditions.

Kennecott Funding Ltd.
[Lender]

By:	/s/ KAITLIN TRINH
Name:	Kaitlin Trinh
Director

Date:	____________________

AUTHORIZATION OF AMENDMENT

The undersigned Lender hereby consents to the Investment, Intercompany Loan, the Releases and the Waivers and amendments as specified above and authorizes the Agent to issue the foregoing Amendment and to execute and deliver the Discharges, subject to the foregoing terms and conditions.

GREEN LANE CLO LTD.
[Lender]

By:	/s/ KAITLIN TRINH
Name:	Kaitlin Trinh
Director

Date:	____________________

AUTHORIZATION OF AMENDMENT

The undersigned Lender hereby consents to the Investment, Intercompany Loan, the Releases and the Waivers and amendments as specified above and authorizes the Agent to issue the foregoing Amendment and to execute and deliver the Discharges, subject to the foregoing terms and conditions.

UBS AG, Stamford Branch
[Lender]

By:	/s/ IRJA R. OTSA
Name:	Irja R. Otsa
Associate Director Banking Products Service, US

Date:	1-12-05

By:	/s/ RICHARD L. TARROW
Richard L. Tarrow
Director Banking Products Service, US

Date:	1-12-05

AUTHORIZATION OF AMENDMENT

The undersigned Lender hereby consents to the Investment, Intercompany Loan, the Releases and the Waivers and amendments as specified above and authorizes the Agent to issue the foregoing Amendment and to execute and deliver the Discharges, subject to the foregoing terms and conditions.

Halcyon Structured Opportunities Fund, L.P.
By:	Halcyon Structured Asset Management L.P. Its Investment Manager

By:	/s/ JAMES PASQUARELLI
James Pasquarelli
Chief Financial Officer

Date:	1/12/06

AUTHORIZATION OF AMENDMENT

The undersigned Lender hereby consents to the Investment, Intercompany Loan, the Releases and the Waivers and amendments as specified above and authorizes the Agent to issue the foregoing Amendment and to execute and deliver the Discharges, subject to the foregoing terms and conditions.

Citigroup Financial Products Inc. [Lender]

By:	/s/ JASON TRALA
Name:	Jason Trala
AUTHORISED SIGNATORY

Date:	1/12/06

AUTHORIZATION OF AMENDMENT

The undersigned Lender hereby consents to the Investment, Intercompany Loan, the Releases and the Waivers and amendments as specified above and authorizes the Agent to issue the foregoing Amendment and to execute and deliver the Discharges, subject to the foregoing terms and conditions.

TRS CALLISTO LLC

By:	/s/ ALICE L. WAGNER
Name:	Alice L. Wagner
Vice President

Date:	1/24/06

AUTHORIZATION OF AMENDMENT

The undersigned Lender hereby consents to the Investment, Intercompany Loan, the Releases and the Waivers and amendments as specified above and authorizes the Agent to issue the foregoing Amendment and to execute and deliver the Discharges, subject to the foregoing terms and conditions.

Citicorp North America, Inc.
[Lender]

By:	/s/ DAVID E. GRABER
Name:	David E. Graber
Attorney-In-Fact

Date:	01/12/06

AUTHORIZATION OF AMENDMENT

The undersigned Lender hereby consents to the Investment, Intercompany Loan, the Releases and the Waivers and amendments as specified above and authorizes the Agent to issue the foregoing Amendment and to execute and deliver the Discharges, subject to the foregoing terms and conditions.

Stanfield Modena CLO, Ltd
By:	Stanfield Capital Partners, LLC as its Asset Manager
[Lender]

By:	/s/ STEPHEN M. ALFIERI
Name:	Stephen M. Alfieri
Managing Partner

Date:	______________________

AUTHORIZATION OF AMENDMENT

The undersigned Lender hereby consents to the Investment, Intercompany Loan, the Releases and the Waivers and amendments as specified above and authorizes the Agent to issue the foregoing Amendment and to execute and deliver the Discharges, subject to the foregoing terms and conditions.

Stanfield Arbitrage CDO, Ltd.
By:	Stanfield Capital Partners LLC as its Collateral Manager
[Lender]

By:	/s/ STEPHEN M. ALFIERI
Name:	Stephen M. Alfieri
Managing Partner

Date:	______________________

AUTHORIZATION OF AMENDMENT

The undersigned Lender hereby consents to the Investment, Intercompany Loan, the Releases and the Waivers and amendments as specified above and authorizes the Agent to issue the foregoing Amendment and to execute and deliver the Discharges, subject to the foregoing terms and conditions.

Stanfield Vantage CLO, Ltd
By:	Stanfield Capital Partners, LLC as its Asset Manager
[Lender]

By:	/s/ STEPHEN M. ALFIERI
Name:	Stephen M. Alfieri
Managing Partner

Date:	______________________

AUTHORIZATION OF AMENDMENT

The undersigned Lender hereby consents to the Investment, Intercompany Loan, the Releases and the Waivers and amendments as specified above and authorizes the Agent to issue the foregoing Amendment and to execute and deliver the Discharges, subject to the foregoing terms and conditions.

Stanfield Quattro CLO, Ltd.
By:	Stanfield Capital Partners LLC As its Collateral Manager
[Lender]

By:	/s/ STEPHEN M. ALFIERI
Name:	Stephen M. Alfieri
Managing Partner

Date:	______________________